    As filed with the Securities and Exchange Commission on December 9, 2004
                                                     Registration No. 333-119748
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                           --------------------------

                               AMENDMENT NO. 1 TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                             THE QUIGLEY CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                                                 23-2577138
         ----------                                               ----------
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                             Identification Number)

                                 Kells Building
                             621 Shady Retreat Road
                         Doylestown, Pennsylvania 18901
                                 (215) 345-0919
--------------------------------------------------------------------------------
(Address,  Including Zip Code,  and Telephone  Number,  Including  Area Code, of
                    Registrant's Principal Executive Offices)

                                 Guy J. Quigley
                      President and Chief Executive Officer
                             The Quigley Corporation
                                 Kells Building
                             621 Shady Retreat Road
                         Doylestown, Pennsylvania 18901
                                 (215) 345-0919
            ---------------------------------------------------------
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                       -----------------------------------
                                   Copies to:
                            Robert H. Friedman, Esq.
                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                               65 East 55th Street
                            New York, New York 10022
                                 (212) 451-2300
                    ----------------------------------------

            Approximate  date of  commencement  of proposed  sale to the public:
From time to time after this Registration Statement becomes effective.

            If the only  securities  being  registered  on this  form are  being offered pursuant to dividend or interest  reinvestment  plans,  please check the following box. / /

            If any of the  securities  being  registered  on this form are to be offered  on a  delayed  or  continuous  basis  pursuant  to Rule 415  under  the
Securities Act of 1933,  other than  securities  offered only in connection with dividend or interest reinvestment plans, please check the following box./X/

            If this  form is  filed to  register  additional  securities  for an offering  pursuant to Rule 462(b)  under the  Securities  Act,  please check the following box and list the Securities Act  registration  statement number of the earlier effective registration statement for the same offering. / /

            If this form is a  post-effective  amendment  filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities
Act  registration   statement  number  of  the  earlier  effective  registration statement for the same offering. / /

/ /         If delivery  of the  prospectus  is expected to be made  pursuant to
Rule 434, please check the following box.

                       -----------------------------------

            The  Registrant  hereby amends this  Registration  Statement on such date or  dates as may be  necessary  to  delay  its  effective  date  until  the
Registrant shall file a further  amendment which  specifically  states that this
Registration  Statement  shall  thereafter  become  effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the  Registration  Statement shall become  effective on such date as the Securities and Exchange  Commission, acting pursuant to said Section 8(a), may determine.

                                   SIGNATURES

            Pursuant to the  requirements  of the  Securities  Act of 1933,  the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the city of Doylestown,  state of Pennsylvania on the 9th day of
December, 2004.

                                          THE QUIGLEY CORPORATION
                                                (Registrant)

                                          By: /s/ Guy J. Quigley
                                              -------------------------------
                                              Name:  Guy J. Quigley
                                              Title: President and Chief
                                                     Executive Officer

            Pursuant to the  requirements  of the Securities  Act of 1933,  this registration  statement  has  been  signed  by  the  following  persons  in  the capacities and on the date indicated.

Signature                                       Title                           Date
---------                                       -----                           ----

/s/ Guy J. Quigley                  Chairman of the Board, President,      December 9, 2004
--------------------------          Chief Executive Officer and
Guy J. Quigley                      Executive Officer and Director
                                    (Principal Executive Officer)

/s/     *                           Executive Vice President,              December 9, 2004
--------------------------          Chief Operating Officer and
Charles A. Phillips                 Director

/s/ George J. Longo                 Vice President, Chief Financial        December 9, 2004
--------------------------          Officer and Director (Principal
George J. Longo                     Financial and Accounting Officer)

/s/     *                           Director                               December 9, 2004
--------------------------
Jacqueline F. Lewis

/s/     *                           Director                               December 9, 2004
--------------------------
Rounsevelle W. Schaum

/s/     *                           Director                               December 9, 2004
--------------------------
Stephen W. Wouch

/s/     *                           Director                               December 9, 2004
--------------------------
Terrence O. Tormey

*By   /s/ Guy J. Quigley
     ---------------------
        Guy J. Quigley
        Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

4.1               Specimen    Certificate   of  the   Registrant's  Common Stock
                  (incorporated  by  reference  to Exhibit 4.1 of Form  10-KSB/A filed on April 4, 1997).

4.2               Registration  Rights  Agreement dated as of October 1, 2004 by and among the  Registrant and the selling  stockholders  named therein (incorporated by reference to Exhibit 10.5 of Form 8-K filed on October 7, 2004).

5.1*              Opinion of Olshan Grundman Frome & Rosenzweig LLP with respect to legality of the Common Stock.

23.1**            Consent  of   PricewaterhouseCoopers   LLP,   an   independent
                  registered public accounting firm.

23.2*             Consent of Olshan  Grundman  Frome  Rosenzweig  & Wolosky LLP,
                  included in Exhibit No. 5.1.

24.1**            Power of  Attorney,  included  on the  signature  page to this
                  Registration   Statement.

-------
 *  Filed herewith.
**  Previously filed.